UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-04765

BNY Mellon New York AMT-Free Municipal Bond Fund
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	11/30
Date of reporting period:	11/30/19

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon New York AMT-Free Municipal Bond Fund

ANNUAL REPORT November 30, 2019

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon New York AMT-Free Municipal Bond Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon New York AMT-Free Municipal Bond Fund (formerly, Dreyfus New York AMT-Free Municipal Bond Fund), covering the 12-month period from December 1, 2018 through November 30, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

In December 2018, stocks experienced a sharp sell-off, as it appeared that the U.S. Federal Reserve (the “Fed”) would maintain its hawkish stance on monetary policy. In January 2019, a pivot in stance from the Fed helped stimulate a rebound across equity markets that continued into the second quarter. Escalating trade tensions disrupted equity markets again in May. The dip was short-lived, as markets rose once again in June and July of 2019, when a trade deal appeared more likely, and the pace of U.S. economic growth remained steady. Nevertheless, concerns over slowing global growth persisted, resulting in bouts of market volatility in August 2019. Stocks rebounded in September and continued an upward path through most of October 2019, supported in part by central bank policy and consistent consumer spending. Near the end of the period, an announcement by President Trump that the first phase of a trade deal with China had been achieved sent U.S. markets to record highs.

In fixed-income markets, a risk-off mentality prevailed to start the period, fueled in part by equity market volatility. A flight to quality supported price increases for U.S. Treasuries, which continued through the end of 2018, leading to a flattening yield curve. After the Fed’s supportive statements in January 2019, other developed-market central banks followed suit and reiterated their abilities to bolster flagging growth by continuing accommodative policies. After taking into account the 25-basis-point increase in December 2018, there was a net decrease of 50 basis points in the federal funds rate during the reporting period. Rates across much of the Treasury curve saw a slight increase during the month of November. However, demand for fixed-income instruments during much of the reporting period was strong, which helped to support positive bond market returns.

We believe that over the near term, the outlook for the U.S. remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
December 16, 2019

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from December 1, 2018 through November 30, 2019, as provided by Thomas Casey and Daniel Rabasco, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended November 30, 2019, BNY Mellon New York AMT-Free Municipal Bond Fund’s (formerly, Dreyfus New York AMT-Free Municipal Bond Fund) Class A shares produced a total return of 8.37%, Class C shares returned 7.48%, Class I shares returned 8.56% and Class Y shares returned 8.48%.1 In comparison, the Bloomberg Barclays U.S. Municipal Bond Index (the “Index”), the fund’s benchmark index, which is composed of bonds issued nationally and not solely within New York, provided a total return of 8.49% for the same period.2

Municipal bonds during the reporting period encountered bouts of volatility stemming from shifting Federal Reserve policy and changing supply-and-demand dynamics in the municipal securities market. The fund’s Class I shares outperformed the Index while Class A, C and Y shares lagged the Index, mainly due to unfavorable security selection.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal, New York state and New York city income taxes to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal, New York state and New York city income taxes and the federal alternative minimum tax. The fund invests at least 70% of its assets in municipal bonds rated, at the time of purchase, investment grade (i.e., Baa/BBB or higher) or the unrated equivalent as determined by BNY Mellon Investment Adviser, Inc. For additional yield, the fund may invest up to 30% of its assets in municipal bonds rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by BNY Mellon Investment Adviser, Inc. The dollar-weighted average maturity of the fund’s portfolio normally exceeds ten years, but the fund may invest without regard to maturity. A bond’s maturity is the length of time until the principal must be fully repaid with interest. Dollar-weighted average maturity is an average of the stated maturities of the securities held by the fund, based on their dollar-weighted proportions in the fund.

The portfolio managers focus on identifying undervalued sectors and securities. To select municipal bonds for the fund, the portfolio managers estimate and analyze the relative value of various sectors and securities and may actively trade among sectors and securities based on this analysis.

Strong Demand and a Reach for Yield Drove the Market

The municipal bond market benefited from a variety of factors during the reporting period, including strong demand and slowing economic momentum, due in part to concerns about trade tensions and a relaxing of what had been a hawkish stance by the Federal Reserve. This led the central bank to cut the federal funds rate by a quarter

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

point three times during the reporting period. A flight to quality, driven by concerns about global growth and Brexit, was also advantageous.

Throughout the reporting period, the municipal bond market benefited from robust demand from investors in states with high income-tax rates. These investors began moving increasingly into municipal bonds in 2019 as a way to shelter income from federal taxes. The Tax Cuts and Jobs Act of 2017 (the “2017 Tax Act”) capped the federal deductibility of state and local taxes, increasing the tax burden for many in high-tax states.

While retail demand drove the market, life insurance companies also increased their activity in the market, especially at the long end of the curve. Banks, on the other hand, continued to pull back, in part because the 2017 Tax Act cut in the corporate tax rate made tax-exempt municipal bonds less attractive.

The performance of the market was driven largely by individual investor demand for yield. Investors favored longer-term issues, causing the municipal bond yield curve to flatten during the period. The quest for yield also caused lower-quality issues to outperform higher-quality issues.

Supply increased somewhat during the reporting period, especially in November 2019, but its composition reflected the impact of the 2017 Tax Act. In the past, advance refunding issues allowed issuers to replace higher-yielding, tax-exempt debt with lower-yielding, tax-exempt debt. The 2017 Tax Act prohibited these advance refunding issues; however, some entities took advantage of low yields by issuing taxable debt instead of tax-exempt debt.

Generally, fundamentals in the municipal bond market remained healthy during the reporting period. Steady but slower economic growth supported tax revenues, fiscal balances and “rainy day” funds. New York in particular has continued to experience strong economic growth, and unlike many states, its pension fund is nearly fully funded.

Security Selection Hindered Performance

The fund’s performance compared to the Index was hindered by the higher-quality nature of New York bonds as lower-quality bonds drove the market’s performance. In addition, security selection, especially among tobacco-backed bonds and Puerto Rico insured bonds, was detrimental as were selections in the transportation and education sectors.

In contrast, the fund benefited from its yield curve positioning and by a longer duration than the benchmark. Holdings in the housing and power sectors were also advantageous. The fund did not make use of derivatives during the reporting period.

A Constructive Investment Posture

The economy remains strong, employment continues to be robust, and we expect this to continue into 2020. This has enabled states to bolster their reserves, improving their fiscal condition.

Demand for municipal bonds is likely to remain strong, driven by the cap on federal deductibility of state and local taxes, and tax-exempt bond supply is likely to remain manageable. We expect to keep the fund’s duration slightly long versus the benchmark, and we will continue to overweight revenue bonds and focus on security selection, emphasizing undervalued issues and relying on our credit research capabilities.

December 16, 2019

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Y are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-New York residents. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable.

The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through August 30, 2020, at which time it may be extended, terminated, or modified.

2 Source: Lipper Inc. — The Bloomberg Barclays U.S. Municipal Bond Index covers the U.S. dollar-denominated, long-term, tax-exempt bond market. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality or state in which the fund invests may have an impact on the fund’s share price.

The fund may, but not required to, use derivative instruments, such as options, futures, options on futures, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon New York AMT-Free Municipal Bond Fund with a hypothetical investment of $10,000 in the Bloomberg Barclays U.S. Municipal Bond Index (the “Index”)

†  Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $10,000 made in each of the Class A, Class C and Class I shares of BNY Mellon New York AMT-Free Municipal Bond Fund on 11/30/09 to a hypothetical investment $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund invests primarily in New York municipal securities and the fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is not limited to investments principally in New York municipal obligations and does not take into account charges, fees and other expenses. The Index covers the U.S. dollar-denominated long-term tax-exempt bond market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon New York AMT-Free Municipal Bond Fund with a hypothetical investment of $1,000,000 in the Bloomberg Barclays U.S. Municipal Bond Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a hypothetical investment of $1,000,000 made in Class Y shares of BNY Mellon New York AMT-Free Municipal Bond Fund on 11/30/09 to a hypothetical investment $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund invests primarily in New York municipal securities and the fund’s performance shown in the line graph above takes into account of Class Y shares. The Index is not limited to investments principally in New York municipal obligations and does not take into account charges, fees and other expenses. The Index covers the U.S. dollar-denominated long-term tax-exempt bond market. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 11/30/19

	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.5%)	12/31/86	3.47%	2.18%	3.30%
without sales charge	12/31/86	8.37%	3.12%	3.78%
Class C shares
with applicable redemption charge †	9/11/95	6.48%	2.34%	2.99%
without redemption	9/11/95	7.48%	2.34%	2.99%
Class I shares	12/15/08	8.56%	3.36%	4.01%
Class Y shares	7/1/13	8.48%	3.34%	3.92%	††
Bloomberg Barclays U.S. Municipal Bond Index		8.49%	3.57%	4.34%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon New York AMT-Free Municipal Bond Fund from June 1, 2019 to November 30, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended November 30, 2019

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$4.76	$8.59	$3.55	$3.24
Ending value (after expenses)	$1,020.60	$1,016.70	$1,021.10	$1,021.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended November 30, 2019

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$4.76	$8.59	$3.55	$3.24
Ending value (after expenses)	$1,020.36	$1,016.55	$1,021.56	$1,021.86

†Expenses are equal to the fund’s annualized expense ratio of .94% for Class A, 1.70% for Class C, .70% for Class I and .64% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

November 30, 2019

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.4%
New York - 101.5%
Build New York City Resource Corp., Revenue Bonds, Refunding (New York Methodist Hospital Project)	5.00	7/1/2029	650,000		737,334
Build New York City Resource Corp., Revenue Bonds, Refunding (YMCA of Greater New York Project)	5.00	8/1/2040	1,000,000		1,139,500
Dutchess County Local Development Corp., Revenue Bonds (Health QuestSystems Obligated Group) Ser. B	4.00	7/1/2041	2,585,000		2,811,756
Dutchess County Local Development Corp., Revenue Bonds (Health QuestSystems Obligated Group) Ser. B	5.00	7/1/2035	2,000,000		2,356,900
Dutchess County Local Development Corp., Revenue Bonds (Health QuestSystems Obligated Group) Ser. B	5.00	7/1/2032	1,000,000		1,185,220
Glen Cove Local Economic Assistance Corp., Revenue Bonds (Garvies Point Public Improvement Project) Ser. B	0.00	1/1/2045	6,000,000	[a]	2,112,600
Hempstead Town Local Development Corp., Revenue Bonds, Refunding (Molloy College Project)	5.00	7/1/2034	810,000		954,067
Hudson Yards Infrastructure Corp., Revenue Bonds, Refunding	5.75	2/15/2047	940,000		988,683
Hudson Yards Infrastructure Corp., Revenue Bonds, Refunding, Ser. A	5.00	2/15/2039	2,000,000		2,399,500
Long Island Power Authority, Revenue Bonds	5.00	9/1/2047	1,000,000		1,189,820
Long Island Power Authority, Revenue Bonds, Refunding, Ser. A	5.00	9/1/2034	1,500,000		1,727,460
Long Island Power Authority, Revenue Bonds, Refunding, Ser. B	5.00	9/1/2036	1,000,000		1,193,600
Long Island Power Authority, Revenue Bonds, Ser. B	5.00	9/1/2037	1,700,000		1,981,061
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. A	5.00	11/15/2027	2,000,000		2,221,300
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. B	5.00	11/15/2037	1,750,000		2,061,115

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 102.4% (continued)
New York - 101.5% (continued)
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. C	5.00	11/15/2041	965,000	1,052,873
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. C	5.00	11/15/2028	1,785,000	1,963,197
Metropolitan Transportation Authority, Revenue Bonds, Refunding, Ser. C1	5.00	11/15/2034	2,260,000	2,640,042
Metropolitan Transportation Authority, Revenue Bonds, Ser. C	5.00	11/15/2030	5,000,000	5,788,500
Metropolitan Transportation Authority, Revenue Bonds, Ser. D1	5.25	11/15/2044	2,000,000	2,304,540
Metropolitan Transportation Authority, Revenue Bonds, Ser. E	5.00	11/15/2043	6,210,000	6,937,812
Metropolitan Transportation Authority Hudson Rail Yards Trust, Revenue Bonds, Refunding, Ser. A	5.00	11/15/2051	5,000,000	5,310,250
Monroe County Industrial Development Corp., Revenue Bonds (The Rochester General Hospital Projects)	5.00	12/1/2035	1,150,000	1,357,817
Monroe County Industrial Development Corp., Revenue Bonds (The Rochester General Hospital Projects)	5.00	12/1/2034	1,100,000	1,300,189
Monroe County Industrial Development Corp., Revenue Bonds, Refunding (University of Rochester Project) Ser. A	5.00	7/1/2036	1,000,000	1,220,250
New York City, GO, Refunding, Ser. A	5.00	8/1/2027	3,000,000	3,593,070
New York City, GO, Refunding, Ser. C	5.00	8/1/2033	12,240,000	14,254,582
New York City, GO, Refunding, Ser. F	5.00	8/1/2029	3,500,000	3,775,380
New York City, GO, Refunding, Ser. I	5.00	8/1/2028	2,000,000	2,193,000
New York City, GO, Refunding, Ser. J	5.00	8/1/2031	4,000,000	4,619,200
New York City, GO, Ser. A1	5.00	8/1/2037	3,500,000	4,166,260
New York City, GO, Ser. AA1	4.00	8/1/2037	1,500,000	1,721,235
New York City Educational Construction Fund, Revenue Bonds, Ser. A	6.50	4/1/2025	3,960,000	4,238,150
New York City Housing Development Corp., Revenue Bonds, Ser. B2	5.00	7/1/2026	2,000,000	2,250,500
New York City Housing Development Corp., Revenue Bonds, Ser. C1A	4.00	11/1/2053	2,500,000	2,642,000

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.4% (continued)
New York - 101.5% (continued)
New York City Industrial Development Agency, Revenue Bonds (Yankee Stadium Project) (Insured; Assured Guaranty Corp.)	7.00	3/1/2049	5,000,000		5,025,100
New York City Transitional Finance Authority, Revenue Bonds, Refunding, Ser. S2A	5.00	7/15/2034	4,000,000		4,971,080
New York City Transitional Finance Authority, Revenue Bonds, Ser. D1	5.00	11/1/2038	2,000,000		2,135,780
New York City Transitional Finance Authority, Revenue Bonds, Ser. D1	5.00	2/1/2036	2,000,000		2,269,680
New York City Transitional Finance Authority, Revenue Bonds, Ser. E1	5.00	2/1/2040	4,000,000		4,700,640
New York City Transitional Finance Authority, Revenue Bonds, Ser. S1	5.00	7/15/2043	5,000,000		5,760,950
New York City Transitional Finance Authority, Revenue Bonds, Ser. S2	5.00	7/15/2040	3,000,000		3,513,810
New York City Transitional Finance Authority, Revenue Bonds, Ser. S3	5.00	7/15/2043	2,000,000		2,423,880
New York City Trust for Cultural Resources, Revenue Bonds, Refunding (The American Museum of Natural History) Ser. A	5.00	7/1/2032	4,210,000		4,854,972
New York City Water & Sewer System, Revenue Bonds, Refunding, Ser. CC	5.00	6/15/2045	3,395,000		3,620,462
New York City Water & Sewer System, Revenue Bonds, Refunding, Ser. CC	5.00	6/15/2047	1,685,000		1,865,244
New York City Water & Sewer System, Revenue Bonds, Refunding, Ser. CC1	5.00	6/15/2038	3,595,000		4,326,870
New York City Water & Sewer System, Revenue Bonds, Refunding, Ser. DD	5.00	6/15/2034	2,000,000		2,238,860
New York City Water & Sewer System, Revenue Bonds, Refunding, Ser. GG	5.00	6/15/2031	5,000,000		5,922,900
New York Convention Center Development Corp., Revenue Bonds, Refunding	5.00	11/15/2040	1,250,000		1,471,450
New York Convention Center Development Corp., Revenue Bonds, Ser. B	0.00	11/15/2046	4,000,000	[a]	1,757,800
New York Counties Tobacco Trust V, Revenue Bonds, Ser. S2	0.00	6/1/2050	10,000,000	[a]	1,530,000
New York Counties Tobacco Trust V, Revenue Bonds, Ser. S3	0.00	6/1/2055	20,000,000	[a]	1,214,200

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.4% (continued)
New York - 101.5% (continued)
New York Liberty Development Corp., Revenue Bonds, Refunding (4 World Trade Center Project)	5.00	11/15/2044	3,000,000		3,190,080
New York Liberty Development Corp., Revenue Bonds, Refunding (7 World Trade Center Project)	5.00	9/15/2040	2,000,000		2,155,700
New York Liberty Development Corp., Revenue Bonds, Refunding (Bank of America Tower at One Bryant Park)	2.80	9/15/2069	1,000,000		1,007,790
New York Liberty Development Corp., Revenue Bonds, Refunding (Class 1-3 World Trade Center Project)	5.00	11/15/2044	5,000,000	[b]	5,524,550
New York Liberty Development Corp., Revenue Bonds, Refunding (Goldman Sachs Headquarters)	5.25	10/1/2035	2,000,000		2,723,980
New York State Dormitory Authority, Revenue Bonds (Rochester Institute of Technology) Ser. A	5.00	7/1/2049	1,000,000		1,217,110
New York State Dormitory Authority, Revenue Bonds (Sales Tax) Ser. A	5.00	3/15/2044	5,000,000		5,925,600
New York State Dormitory Authority, Revenue Bonds, Refunding	5.00	5/15/2030	2,000,000		2,181,160
New York State Dormitory Authority, Revenue Bonds, Refunding (Fordham University) Ser. A	5.00	7/1/2041	1,000,000		1,173,050
New York State Dormitory Authority, Revenue Bonds, Refunding (Icahn School of Medicine at Mount Sinai) Ser. A	5.00	7/1/2040	1,000,000		1,143,930
New York State Dormitory Authority, Revenue Bonds, Refunding (Memorial Sloan-Kettering Cancer Center) Ser. 1	5.00	7/1/2042	500,000		599,115
New York State Dormitory Authority, Revenue Bonds, Refunding (Montefiore Obligated Group) Ser. A	5.00	8/1/2035	2,800,000		3,374,476
New York State Dormitory Authority, Revenue Bonds, Refunding (Montefiore Obligated Group) Ser. A	5.00	8/1/2034	1,010,000		1,222,161

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.4% (continued)
New York - 101.5% (continued)
New York State Dormitory Authority, Revenue Bonds, Refunding (New York University) Ser. A	5.00	7/1/2045	3,540,000		4,119,144
New York State Dormitory Authority, Revenue Bonds, Refunding (Northwell Health Obligated Group) Ser. A	5.00	5/1/2043	1,300,000		1,475,357
New York State Dormitory Authority, Revenue Bonds, Refunding (NYU Langone Hospitals)	5.00	7/1/2034	2,500,000		2,866,950
New York State Dormitory Authority, Revenue Bonds, Refunding (NYU Langone Hospitals)	5.00	7/1/2032	500,000		596,350
New York State Dormitory Authority, Revenue Bonds, Refunding (Orange Regional Medical Center Obligated Group)	5.00	12/1/2036	3,400,000	[b]	3,974,124
New York State Dormitory Authority, Revenue Bonds, Refunding (Orange Regional Medical Center)	5.00	12/1/2045	1,400,000	[b]	1,568,476
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. A	5.00	3/15/2043	2,500,000		2,760,750
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2023	2,500,000	[c]	2,850,575
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. C	5.00	3/15/2031	5,000,000		5,754,500
New York State Dormitory Authority, Revenue Bonds, Ser. A	5.00	3/15/2044	3,000,000		3,380,550
New York State Dormitory Authority, Revenue Bonds, Ser. A	5.00	2/15/2034	3,700,000		4,435,042
New York State Dormitory Authority, Revenue Bonds, Ser. F	5.00	2/15/2039	2,000,000		2,307,040
New York State Environmental Facilities Corp., Revenue Bonds, Refunding, Ser. B	5.00	5/15/2030	2,000,000		2,252,560
New York State Mortgage Agency, Revenue Bonds, Ser. 223	3.50	4/1/2049	1,000,000		1,061,610
New York State Mortgage Agency, Revenue Bonds, Ser. 39th	5.00	4/1/2028	55,000		56,139
New York State Thruway Authority, Revenue Bonds, Ser. A	5.00	1/1/2041	1,000,000		1,164,860

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.4% (continued)
New York - 101.5% (continued)
Niagara Area Development Corp., Revenue Bonds, Refunding (Covanta Holding Project) Ser. B	3.50	11/1/2024	3,250,000	[b]	3,401,417
Niagara Tobacco Asset Securitization Corp., Revenue Bonds, Refunding	5.25	5/15/2040	1,750,000		1,868,457
Niagara Tobacco Asset Securitization Corp., Revenue Bonds, Refunding	5.25	5/15/2034	2,000,000		2,149,000
Oneida County Local Development Corp., Revenue Bonds, Refunding (Mohawk Valley Health System Obligated Group) (Insured; Assured Guaranty Municipal Corp.)	4.00	12/1/2049	1,000,000		1,106,800
Oyster Bay, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	2/1/2033	3,000,000		3,317,670
Port Authority of New York & New Jersey, Revenue Bonds (JFK International Air Terminal LLC Project)	6.00	12/1/2036	2,000,000		2,096,580
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 195th	5.00	4/1/2036	4,000,000		4,742,480
Port Authority of New York & New Jersey, Revenue Bonds, Refunding, Ser. 197th	5.00	11/15/2033	4,000,000		4,778,720
Port Authority of New York & New Jersey, Revenue Bonds, Ser. 184th	5.00	9/1/2036	2,500,000		2,868,925
Port Authority of New York & New Jersey, Revenue Bonds, Ser. 184th	5.00	9/1/2039	2,000,000		2,279,620
Port Authority of New York & New Jersey, Revenue Bonds, Ser. 184th	5.00	9/1/2032	3,000,000		3,476,130
Port Authority of New York & New Jersey, Revenue Bonds, Ser. 214th	5.00	9/1/2036	2,000,000		2,477,820
Port Authority of New York & New Jersey, Revenue Bonds, Ser. 218	4.00	11/1/2047	1,000,000		1,106,910
Port Authority of New York & New Jersey, Revenue Bonds, Ser. 218	4.00	11/1/2041	1,000,000		1,117,520
Port Authority of New York & New Jersey, Revenue Bonds, Ser. 93rd	6.13	6/1/2094	1,955,000		2,336,362
Sales Tax Asset Receivable Corp., Revenue Bonds, Refunding, Ser. A	5.00	10/15/2031	1,000,000		1,174,090
Suffolk Tobacco Asset Securitization Corp., Revenue Bonds, Ser. B	6.00	6/1/2048	4,690,000		4,697,457

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 102.4% (continued)
New York - 101.5% (continued)
Tender Option Bond Trust Receipts (Series 2016-XM0367), (New York State Dormitory Authority, Revenue Bonds (The Rockefeller University)) Non-recourse, Underlying Coupon Rate (%) 5.00	15.01	7/1/2041	4,000,000	[b,d,e]	4,082,190
Tender Option Bond Trust Receipts (Series 2016-XM0382), (New York City Transitional Finance Authority, Revenue Bonds) Non-recourse, Underlying Coupon Rate (%) 5.00	15.01	5/1/2042	10,000,000	[b,d,e]	11,048,975
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding (MTA Bridges & Tunnels) Ser. C2	5.00	11/15/2042	2,000,000		2,427,500
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. A	5.00	11/15/2046	3,500,000		4,105,955
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. A	5.00	11/15/2038	1,000,000		1,097,030
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. A	5.25	11/15/2045	1,500,000		1,768,995
Triborough Bridge & Tunnel Authority, Revenue Bonds, Ser. A	5.00	11/15/2042	3,000,000		3,603,960
TSASC, Revenue Bonds, Refunding (TSASC) Ser. B	5.00	6/1/2048	1,220,000		1,210,838
TSASC, Revenue Bonds, Refunding, Ser. A	5.00	6/1/2041	2,500,000		2,803,000
Utility Debt Securitization Authority, Revenue Bonds, Refunding	5.00	12/15/2035	8,000,000		9,583,840
Westchester County Local Development Corp., Revenue Bonds, Refunding (Miriam Osborn Memorial Home Association Obligated Group)	5.00	7/1/2029	250,000		294,585
Westchester County Local Development Corp., Revenue Bonds, Refunding (Miriam Osborn Memorial Home Association Obligated Group)	5.00	7/1/2027	270,000		319,680
Westchester Tobacco Asset Securitization Corp., Revenue Bonds, Refunding, Ser. B	5.00	6/1/2041	1,500,000		1,644,540
Western Nassau County Water Authority, Revenue Bonds, Ser. A	5.00	4/1/2040	1,000,000		1,157,320

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 102.4% (continued)
New York - 101.5% (continued)
Yonkers Economic Development Corp., Revenue Bonds (Charter School of Educational Excellence Project) Ser. A	5.00	10/15/2039	420,000	471,416
				320,670,952
U.S. Related - .9%
Puerto Rico Highway & Transportation Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. CC	5.25	7/1/2033	2,405,000	2,710,050
Total Investments (cost $303,917,989)			102.4%	323,381,002
Liabilities, Less Cash and Receivables			(2.4%)	(7,445,479)
Net Assets			100.0%	315,935,523

a Security issued with a zero coupon. Income is recognized through the accretion of discount.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2019, these securities were valued at $29,599,732 or 9.37% of net assets.

c These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

d The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

e Collateral for floating rate borrowings. The coupon rate given represents the current interest rate for the inverse floating rate security.

Portfolio Summary (Unaudited) †	Value (%)
General	24.4
Transportation	22.9
General Obligation	11.9
Medical	8.4
Development	6.9
Water	6.8
Education	6.6
Tobacco Settlement	5.4
Power	3.0
Utilities	1.9
Multifamily Housing	1.6
Pollution	1.1
Prerefunded	.9
Single Family Housing	.4
Nursing Homes	.2
102.4

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
EURIBOR	Euro Interbank Offered Rate	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LIBOR	London Interbank Offered Rate	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	NAN	Note Anticipation Notes
MERLOTS	Municipal Exempt Receipts Liquidity Option Tender	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PRIME	Prime Lending Rate
PUTTERS	Puttable Tax-Exempt Receipts	RAC	Revenue Anticipation Certificates
RAN	Revenue Anticipation Notes	RAW	Revenue Anticipation Warrants
RIB	Residual Interest Bonds	ROCS	Reset Options Certificates
RRR	Resources Recovery Revenue	SAAN	State Aid Anticipation Notes
SBPA	Standby Bond Purchase Agreement	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SOFRRATE	Secured Overnight Financing Rate
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	303,917,989	323,381,002
Cash		3,053,503
Interest receivable		3,728,588
Receivable for shares of Beneficial Interest subscribed		133,474
Prepaid expenses		32,861
		330,329,428
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		194,579
Payable for floating rate notes issued—Note 4		10,500,000
Payable for investment securities purchased		3,270,070
Payable for shares of Beneficial Interest redeemed		309,511
Interest and expense payable related to floating rate notes issued—Note 4		37,702
Trustees’ fees and expenses payable		8,506
Other accrued expenses		73,537
		14,393,905
Net Assets ($)		315,935,523
Composition of Net Assets ($):
Paid-in capital		295,863,203
Total distributable earnings (loss)		20,072,320
Net Assets ($)		315,935,523

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	238,352,774	16,216,647	61,050,574	315,528
Shares Outstanding	15,726,562	1,069,804	4,028,179	20,811
Net Asset Value Per Share ($)	15.16	15.16	15.16	15.16

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended November 30, 2019

Investment Income ($):
Interest Income	11,135,422
Expenses:
Management fee—Note 3(a)	1,742,139
Shareholder servicing costs—Note 3(c)	767,109
Interest and expense related to floating rate notes issued—Note 4	230,330
Distribution fees—Note 3(b)	130,224
Professional fees	87,481
Registration fees	58,632
Trustees’ fees and expenses—Note 3(d)	25,893
Prospectus and shareholders’ reports	23,013
Loan commitment fees—Note 2	8,087
Custodian fees—Note 3(c)	1,712
Miscellaneous	41,313
Total Expenses	3,115,933
Less—reduction in expenses due to undertaking—Note 3(a)	(81,447)
Net Expenses	3,034,486
Investment Income—Net	8,100,936
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	883,009
Net realized gain (loss) on futures	(26,185)
Net Realized Gain (Loss)	856,824
Net change in unrealized appreciation (depreciation) on investments	16,424,508
Net Realized and Unrealized Gain (Loss) on Investments	17,281,332
Net Increase in Net Assets Resulting from Operations	25,382,268

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2019	2018
Operations ($):
Investment income—net	8,100,936	9,608,554
Net realized gain (loss) on investments	856,824	333,257
Net change in unrealized appreciation (depreciation) on investments	16,424,508	(11,520,251)
Net Increase (Decrease) in Net Assets Resulting from Operations	25,382,268	(1,578,440)
Distributions ($):
Distributions to shareholders:
Class A	(6,184,725)	(6,856,002)
Class C	(312,921)	(413,124)
Class I	(1,612,046)	(2,339,439)
Class Y	(2,604)	(30)
Total Distributions	(8,112,296)	(9,608,595)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	13,033,293	8,923,938
Class C	1,606,038	1,289,661
Class I	15,434,945	16,578,810
Class Y	317,845	-
Distributions reinvested:
Class A	5,010,736	5,580,298
Class C	264,427	350,857
Class I	1,594,027	2,295,737
Cost of shares redeemed:
Class A	(36,165,897)	(32,421,571)
Class C	(5,582,187)	(8,020,678)
Class I	(20,834,865)	(44,144,400)
Class Y	(278)	-
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(25,321,916)	(49,567,348)
Total Increase (Decrease) in Net Assets	(8,051,944)	(60,754,383)
Net Assets ($):
Beginning of Period	323,987,467	384,741,850
End of Period	315,935,523	323,987,467

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended November 30,
	2019	2018
Capital Share Transactions (Shares):
Class Aa
Shares sold	883,653	608,242
Shares issued for distributions reinvested	335,432	382,894
Shares redeemed	(2,441,394)	(2,225,443)
Net Increase (Decrease) in Shares Outstanding	(1,222,309)	(1,234,307)
Class Ca
Shares sold	108,418	88,114
Shares issued for distributions reinvested	17,716	24,062
Shares redeemed	(377,075)	(547,281)
Net Increase (Decrease) in Shares Outstanding	(250,941)	(435,105)
Class Ia
Shares sold	1,041,366	1,134,020
Shares issued for distributions reinvested	106,642	157,434
Shares redeemed	(1,422,093)	(3,035,650)
Net Increase (Decrease) in Shares Outstanding	(274,085)	(1,744,196)
Class Ya
Shares sold	20,760	-
Shares redeemed	(18)	-
Net Increase (Decrease) in Shares Outstanding	20,742	-

[a]During the period ended November 30, 2019, 4,148 Class A shares representing $62,098 were exchanged for 4,148 Class I shares and 20,756 Class A shares representing $317,844 were exchanged for 20,761 Class Y shares and during the period ended November 30, 2018, 8,259 Class C shares representing $123,476 were automatically converted to 8,265 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Class A Shares	Year Ended November 30,
	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	14.35	14.81	14.44	14.93	14.91
Investment Operations:
Investment income—net[a]	.38	.39	.40	.42	.45
Net realized and unrealized gain (loss) on investments	.81	(.46)	.37	(.49)	.03
Total from Investment Operations	1.19	(.07)	.77	(.07)	.48
Distributions:
Dividends from investment income—net	(.38)	(.39)	(.40)	(.42)	(.46)
Net asset value, end of period	15.16	14.35	14.81	14.44	14.93
Total Return (%)[b]	8.37	(.49)	5.33	(.58)	3.24
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.98	.98	.93	.92	.91
Ratio of net expenses to average net assets	.96	.98	.93	.92	.91
Ratio of interest and expense related to floating rate notes issued to average net assets	.07	.06	.03	.02	.01
Ratio of net investment income to average net assets	2.56	2.67	2.68	2.76	3.05
Portfolio Turnover Rate	9.24	15.32	9.08	12.48	24.62
Net Assets, end of period ($ x 1,000)	238,353	243,275	269,220	326,281	333,968

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Class C Shares	Year Ended November 30,
	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	14.36	14.81	14.44	14.93	14.91
Investment Operations:
Investment income—net[a]	.27	.28	.28	.30	.34
Net realized and unrealized gain (loss) on investments	.80	(.45)	.37	(.49)	.02
Total from Investment Operations	1.07	(.17)	.65	(.19)	.36
Distributions:
Dividends from investment income—net	(.27)	(.28)	(.28)	(.30)	(.34)
Net asset value, end of period	15.16	14.36	14.81	14.44	14.93
Total Return (%)[b]	7.48	(1.17)	4.54	(1.33)	2.45
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.75	1.73	1.69	1.68	1.67
Ratio of net expenses to average net assets	1.72	1.73	1.69	1.68	1.67
Ratio of interest and expense related to floating rate notes issued to average net assets	.07	.06	.03	.02	.01
Ratio of net investment income to average net assets	1.80	1.90	1.92	1.99	2.28
Portfolio Turnover Rate	9.24	15.32	9.08	12.48	24.62
Net Assets, end of period ($ x 1,000)	16,217	18,960	26,001	30,526	28,734

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

Class I Shares	Year Ended November 30,
	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	14.35	14.81	14.44	14.93	14.91
Investment Operations:
Investment income—net[a]	.42	.43	.43	.45	.49
Net realized and unrealized gain (loss) on investments	.81	(.47)	.37	(.48)	.02
Total from Investment Operations	1.23	(.04)	.80	(.03)	.51
Distributions:
Dividends from investment income—net	(.42)	(.42)	(.43)	(.46)	(.49)
Net asset value, end of period	15.16	14.35	14.81	14.44	14.93
Total Return (%)	8.56	(.25)	5.58	(.33)	3.50
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75	.72	.69	.67	.66
Ratio of net expenses to average net assets	.72	.72	.69	.67	.66
Ratio of interest and expense related to floating rate notes issued to average net assets	.07	.06	.03	.02	.01
Ratio of net investment income to average net assets	2.79	2.90	2.90	2.99	3.29
Portfolio Turnover Rate	9.24	15.32	9.08	12.48	24.62
Net Assets, end of period ($ x 1,000)	61,051	61,751	89,520	54,714	42,766

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Class Y Shares	Year Ended November 30,
	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	14.36	14.81	14.44	14.93	14.91
Investment Operations:
Investment income—net[a]	.43	.43	.43	.46	.46
Net realized and unrealized gain (loss) on investments	.78	(.46)	.37	(.49)	.04
Total from Investment Operations	1.21	(.03)	.80	(.03)	.50
Distributions:
Dividends from investment income—net	(.41)	(.42)	(.43)	(.46)	(.48)
Net asset value, end of period	15.16	14.36	14.81	14.44	14.93
Total Return (%)	8.48	(.17)	5.55	(.30)	3.42
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.76	.71	.65	.61	.64
Ratio of net expenses to average net assets	.68	.71	.65	.61	.64
Ratio of interest and expense related to floating rate notes issued to average net assets	.07	.06	.03	.02	.01
Ratio of net investment income to average net assets	2.90	2.94	2.91	3.04	3.11
Portfolio Turnover Rate	9.24	15.32	9.08	12.48	24.62
Net Assets, end of period ($ x 1,000)	316	1	1	1	1

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon New York AMT-Free Municipal Bond Fund (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a non-diversified open–end management investment company. The fund’s investment objective is to seek to maximize current income exempt from federal, New York state and New York city income taxes to the extent consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective June 3, 2019, the fund changed its name from Dreyfus New York AMT–Free Municipal Bond Fund to BNY Mellon New York AMT–Free Municipal Bond Fund. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive

NOTES TO FINANCIAL STATEMENTS (continued)

releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the fund’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Debt investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2019 in valuing the fund’s investments:

NOTES TO FINANCIAL STATEMENTS (continued)

Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Municipal Securities	–	323,381,002	–	323,381,002
Liabilities ($)
Floating Rate Notes††	–	(10,500,000)	–	(10,500,000)

†  See Statement of Investments for additional detailed categorizations, if any.

††  Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2019, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended November 30, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2019, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $147,327, undistributed ordinary income $90, undistributed capital gains $621,480 and unrealized appreciation $19,431,873.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2019 and November 30, 2018 were as follows: tax-exempt income $8,112,296 and $9,608,595, respectively.

During the period ended November 30, 2019, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased total distributable earnings (loss) by $22 and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(e) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date.

Also effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2017-08 and ASU 2018-13 had no impact on the operations of the fund for the period ended November 30, 2019.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility

NOTES TO FINANCIAL STATEMENTS (continued)

is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2019, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .55% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from August 30, 2019 through August 30, 2020, to waive receipt of a portion of its management fee, in the amount of .10% of the value of the fund’s average daily net assets. On or after August 30, 2020, the Adviser may terminate this waiver agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $81,447 during the period ended November 30, 2019.

During the period ended November 30, 2019, the Distributor retained $3,724 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended November 30, 2019, Class C shares were charged $130,224 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2019, Class A and Class C shares were charged $603,928 and $43,408, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2019, the fund was charged $51,038 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2019, the fund was charged $1,712 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended November 30, 2019, the fund was charged $2,742 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended November 30, 2019, the fund was charged $11,659 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $142,367, Distribution Plan fees of $10,096, Shareholder Services Plan fees of $52,216, custodian fees of $4,212, Chief Compliance Officer fees of $2,174 and transfer agency fees of $9,352, which are offset against an expense reimbursement currently in effect in the amount of $25,838.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended November 30, 2019, amounted to $29,002,471 and $51,109,102, respectively.

Inverse Floater Securities: The fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An Inverse Floater Trust may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the Trust Certificates reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended November 30, 2019 was approximately $10,500,000, with a related weighted average annualized interest rate of 2.19%.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended November 30, 2019 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. At November 30, 2019 there were no financial futures outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended November 30, 2019:

Average Market Value ($)
Interest rate futures	585,613

At November 30, 2019, the cost of investments for federal income tax purposes was $293,449,129; accordingly, accumulated net unrealized appreciation on investments was $19,431,873, consisting of $19,645,755 gross unrealized appreciation and $213,882 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of BNY Mellon New York AMT-Free Municipal Bond Fund (formerly, Dreyfus New York AMT-Free Municipal Bond Fund)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon New York AMT-Free Municipal Bond Fund (the “Fund”) (formerly, Dreyfus New York AMT-Free Municipal Bond Fund), including the statement of investments, as of November 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
January 28, 2020

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended November 30, 2019 as “exempt-interest dividends” (not subject to regular federal income tax, and for individuals who are New York residents, New York State and New York City personal income taxes). Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2019 calendar year on Form 1099-DIV, which will be mailed in early 2020.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on August 6, 2019, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended June 30, 2019, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of the Adviser and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods. The Board also considered that the fund’s yield performance was below the Performance Group and the Performance Universe medians for all of the ten one-year periods ended June 30th. The Board considered the relative proximity of the fund’s total return and yield performance to the Performance Group and/or Performance Universe median in certain periods. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was considered that the fund’s returns were above or near the returns of the index in five of the ten calendar years shown.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and the Expense Universe medians.

Representatives of the Adviser stated that the Adviser has contractually agreed, until August 30, 2020, to waive receipt of a portion of its management fees in the amount of .10% of the value of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by the Adviser that are in the same Lipper category as the fund and (2) paid to the Adviser, or the primary employer of the fund’s primary portfolio manager(s) that is affiliated with the Adviser, for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by the Adviser. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board expressed concern about the fund’s performance and agreed to continue to closely monitor performance.

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 120

———————

Francine J. Bovich (68)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 70

———————

Peggy C. Davis (76)

Board Member (1990)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 44

———————

Nathan Leventhal (76)

Board Member (1989)

Principal Occupation During Past 5 Years:

• President Emeritus of Lincoln Center for the Performing Arts (2001-Present)

• President of the Palm Beach Opera (2016-Present)

• Chairman of the Avery Fisher Artist Program, Lincoln Center (1997-2014)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, markets and distributes watches, Director (2003-Present)

No. of Portfolios for which Board Member Serves: 47

———————

Robin A. Melvin (56)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2014-Present; Board member (2013-Present)

No. of Portfolios for which Board Member Serves: 97

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

Clifford L. Alexander, Jr., Emeritus Board Member
Diane Dunst, Emeritus Board Member
Ernest Kafka, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 63 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 64 investment companies (comprised of 143 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (64 investment companies, comprised of 143 portfolios). He is 62 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 57 investment companies (comprised of 136 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

For More Information

BNY Mellon New York AMT-Free Municipal Bond Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: PSNYX Class C: PNYCX Class I: DNYIX Class Y: DNYYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 0021AR1119

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $35,843 in 2018 and $36,970 in 2019.

(b)  Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $9,880 in 2018 and $9,880 in 2019.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,860 in 2018 and $3,653 in 2019.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $665 in 2018 and $702 in 2019.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2018 and $0 in 2019.

(e)(1) Audit Committee Pre-Approval Policies and Procedures.  The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration.  The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note.  None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $673,321 in 2018 and $700,014 in 2019.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon New York AMT-Free Municipal Bond Fund

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    January 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    January 27, 2020

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    January 24, 2020

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)